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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


                                NOVEMBER 2, 2000
                Date of Report (Date of earliest event reported)



                               PEPSIAMERICAS, INC.
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                   1-13914                66-0433580
(State or Other Jurisdiction of     (Commission     (IRS Employer Identification
         Incorporation)             File Number)                 No.)


                            3800 DAIN RAUSCHER PLAZA
                              66 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
          (Address of Principal Executive Offices, including Zip Code)


                                 (612) 661-3830
              (Registrant's Telephone Number, including Area Code)


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ITEM 5.  OTHER EVENTS.

         Reference is made to the press release issued to the public by PepsiAmericas, Inc. on November 2, 2000, and attached hereto as an exhibit, relating to the naming of G. Michael Durkin, Jr. Senior Vice President and Chief Financial Officer for the company to be formed by the merger of Whitman Corporation and PepsiAmericas.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

    (c)  Exhibits

         99.1     Press release dated November 2, 2000.


                                  2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2000
                                     PepsiAmericas, Inc.



                                     By:  /s/ John F. Bierbaum
                                        ---------------------------
                                          John F. Bierbaum
                                          Chief Financial Officer

                                  3
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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press release dated November 2, 2000.